Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Henry J. Herrmann, Chief Executive Officer of Waddell & Reed Financial, Inc. (the “Company”) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 (the “Act”), that:

1.                                      The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (the “Report”) dated August 2, 2012 and filed with the United States Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 1, 2012

/s/ Henry J. Herrmann
Henry J. Herrmann
Chief Executive Officer